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                [WEINGAST, ZUCKER & RUTTENBERG, LLP LETTERHEAD]





February 9, 2001

Re:  Gamogen, Inc.



Dear Sir or Madam:

We have reviewed Gamogen Inc.'s form 8-k and agree with item 4 that our reports for the past two years contained an unqualified report.

There were no disagreements with the board of directors of Gamogen, Inc. regarding accounting principles or practices.


Sincerely,

/s/ Vincent Galasso
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Vincent Galasso CPA